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                                                                    Exhibit 23.2
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                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

          As independent public accountants, we hereby consent to the use of our report dated March 12, 1999 on the financial statements of AvData Systems, Inc. (and to all references to our Firm) included in this amended registration statement.


/s/ Arthur Andersen LLP
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Atlanta, Georgia
June 3, 1999